American Century ETF Trust Summary Prospectus and Prospectus Supplement American Century® Short Duration Strategic Income ETF
Supplement dated June 15, 2024 ■ Summary Prospectuses and Prospectuses dated January 1, 2024

The following replaces the fourth paragraph of the Principal Investment Strategies section on page 2 of the summary prospectus and prospectus:

The fund may also invest in certain equity securities such as preferred stock, convertible securities (including contingent convertible securities) or equity equivalents provided that such investments are consistent with the fund’s investment objectives.

The following replaces the Convertible Securities Risk on page 3 of the summary prospectus and page 4 of the prospectus:

Convertible Securities Risk — The fund may invest in convertible securities, which may be affected by changes in interest rates, the credit of the issuer, and the value of the underlying common stock. In addition, because these securities are convertible into common stock, they are subject to general stock market risk, though to a lesser degree. Contingent convertible securities (sometimes referred to as CoCos or Additional Tier 1 Instruments) are subject to additional risks. Under certain circumstances, CoCos may be subject to automatic write-down of the principal amount or value of the securities, sometimes to zero, thereby cancelling the securities. If such an event occurs, the fund may not have any rights to repayment of the principal amount of the securities that has not become due. Additionally, the fund may not be able to collect interest payments or dividends on such securities.

The following replaces the seventh paragraph in the What are the fund’s principal investment strategies? section on page 6 of the prospectus:

The fund may also invest in certain equity securities such as preferred stock, convertible securities (including contingent convertible securities) or equity equivalents provided that such investments are consistent with the fund’s investment objectives.

The following replaces the Convertible Securities Risk on pages 7-8 of the prospectus:

Convertible Securities Risk — Convertible securities include bonds, debentures, notes, preferred stock or other securities of an issuer that are convertible at a stated exchange rate into the common stock of the issuer. Though the value of convertible securities is primarily affected by the change in the value of the underlying common stock, as with most debt securities, the value of convertible securities may be affected by rising or falling interest rates and the continued ability of the issuers of these securities to make payments of interest and principal as they become due. Generally, when interest rates rise, the value of a debt security will decline. Because of the conversion feature, convertible securities normally offer lower interest or dividend yields than non-convertible securities of similar quality. In addition, since a portion of the convertible securities’ value is often based on the value of the underlying common stock making convertible securities subject to general stock market risk, though to a lesser degree. Convertible securities may be callable by the issuer, which means that the issuer may force the conversion of the securities at a time when it is disadvantageous to do so. Contingent convertible securities (sometimes referred to as CoCos or Additional Tier 1 Instruments) are subject to additional risks. Under certain circumstances, CoCos may be subject to automatic write-down of the principal amount or value of the securities, sometimes to zero, thereby cancelling the securities. If such an event occurs, the fund may not have any rights to repayment of the principal amount of the securities that has not become due. Additionally, the fund may not be able to collect interest payments or dividends on such securities.

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